UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2015
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BLACK HILLS CORPORATION
(Exact name of registrant as specified in its charter)
____________

South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400 (Zip Code)

605.721.1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements

On April 28, 2015, the shareholders of Black Hills Corporation (the “Company”) approved the 2015 Omnibus Incentive Plan (the “2015 Plan”). The terms of the 2015 Plan were previously disclosed in the Company’s definitive proxy statement (the “2015 Proxy Statement”) for its 2015 Annual Meeting of Shareholders which was filed with the Securities and Exchange Commission on March 19, 2015. In addition, a copy of the 2015 Plan was filed as Appendix B to the 2015 Proxy Statement and is incorporated herein by reference.

The Form of Stock Option, Restricted Stock, Restricted Stock Units, Performance Shares and Short-Term Incentive Award Agreements under the 2015 Plan are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on April 28, 2015, at which four proposals were submitted. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 19, 2015. A quorum of shares was present for the Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

1.
Shareholders elected three directors to serve for a three-year term to expire at the Annual Meeting of Shareholders in 2018, and until their successors shall be duly elected and qualified. The name of each director elected, and the votes cast for each such individuals, are set forth below:

Nominee	For	Withheld	Broker Non-Votes
Michael H. Madison	35,118,215	209,201	5,796,238
Linda K. Massman	35,081,361	246,055	5,796,238
Steven R. Mills	35,111,452	215,964	5,796,238

2.
Shareholders approved a proposal to ratify the appointment of Deloitte & Touche, LLP to serve as our independent registered public accounting firm for the year 2015. The votes regarding Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
40,749,275	242,575	131,804	-0-

3.
Shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement. The votes regarding Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
33,354,724	1,707,439	265,253	5,796,238

4.	Shareholders approved the Black Hills Corporation 2015 Omnibus Incentive Plan. The votes regarding Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
33,149,010	1,939,693	238,713	5,796,238

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

10.1	Black Hills Corporation's 2015 Omnibus Incentive Plan (filed as Appendix B to the Company's 2015 Proxy Statement filed March 19, 2015).
10.2	Form of Stock Option Agreement for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.
10.3	Form of Restricted Stock Award Agreement for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.
10.4	Form of Restricted Stock Unit Award Agreement for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.
10.5	Form of Performance Share Award Agreement for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.
10.6	Form of Short-term Incentive for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By:/s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel
Date: April 30, 2015

Exhibit Index

Exhibit No.	Description

10.1	Black Hills Corporation's 2015 Omnibus Incentive Plan (filed as Appendix B to the Company's 2015 Proxy Statement filed March 19, 2015).
10.2	Form of Stock Option Agreement for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.
10.3	Form of Restricted Stock Award Agreement for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.
10.4	Form of Restricted Stock Unit Award Agreement for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.
10.5	Form of Performance Share Award Agreement for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.
10.6	Form of Short-term Incentive for the 2015 Omnibus Plan effective for awards granted on or after April 28, 2015.